SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 _______________


                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 3, 2004

                       LIGAND PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    000-20720
                            (Commission File Number)

                           10275 Science Center Drive,
                              San Diego, California
                    (Address of principal executive offices)

                                 (858) 550-7500
              (Registrant's telephone number, including area code)

                                   77-0160744
                      (I.R.S. Employer Identification No.)

                                   92121-1117
                                   (Zip Code)

Item 7. Exhibits

Exhibit Number             Description
--------------             -----------
99.1                       Press Release of the Company dated August 3, 2004



Item 12. Disclosure of Results of Operations and Financial Condition

     On August 3, 2004, the registrant reported its financial results for its first quarter ended June 30, 2004. A copy of the press release issued by the registrant on August 3, 2004 concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.


                             LIGAND PHARMACEUTICALS INCORPORATED



Date : August 3, 2004        By:    /S/ WARNER R. BROADDUS
                                    ---------------------------------
                             Name:  Warner Broaddus
                             Title: Vice President, General Counsel & Secretary